Exhibit 99.2

Investor Relations Contact:
Brandon Pugh
(571) 434-5659
brandon.pugh@neustar.biz

Media Contact:
John Schneidawind
(571) 434-5596
john.schneidawind@neustar.biz
NeuStar Announces Amendment of Its
Telephone Number Portability Contracts
Positions NeuStar as an Essential Directory for IP Communications;
Delivers Cost Savings to Industry
STERLING, VA, January 28, 2009 — NeuStar, Inc. (NYSE: NSR), a provider of essential clearinghouse services to the communications and Internet industry, today announced the amendment of its contracts with the North American Portability Management LLC (NAPM) under which NeuStar provides telephone number portability services in the United States through the Number Portability Administration Center (NPAC).
The amendment provides NeuStar’s NPAC customers a new pricing model with cost savings and predictability, and encourages the use of innovative NPAC services. For NeuStar, the new amendment provides certainty of revenues and growth after 2009. Most important, the amendment will enable NeuStar to become as essential in the emerging world of IP communications as it is today in the world of voice communications.
Under the amended contracts, the pricing model for use of existing NPAC services changes from one that is transaction-based to an annual fixed fee with escalators. The fixed-fee provisions of the amendment allow NeuStar’s NPAC customers to use existing fields and functionality within an established range of transaction volumes. As new functionality is introduced, usage will be priced incrementally to the fixed fee.
In addition, the amendment encourages the rapid implementation of new IP services. These services will facilitate IP routing of Voice, Short Messaging Text, and Multi-media messaging, enabling the communications industry to use the NPAC as an essential source of trusted, reliable IP services. Use of these first three IP services are included in the fixed fee pricing structure.
“This contract amendment provides meaningful financial benefit to our customers while significantly enhancing NeuStar’s future,” said Jeff Ganek, NeuStar’s chairman and chief executive officer. “Our new contract paves the way for the industry to benefit from the same efficiency and reliability NeuStar delivers for routing and managing traditional voice calls as our customers introduce new, innovative, and increasingly complex IP traffic. We believe the NPAC will prove to be as essential to IP communications in the future as it is to voice calls today.”
Under the amendment, the base fee for use of NeuStar’s NPAC is $340 million in 2009, which increases by 6.5% annually thereafter through June 2015. The amendment also provides a fixed credit which reduces the base fee by $40 million in 2009, $25 million in 2010 and $5 million in 2011. The industry can earn additional credits of up to $15 million annually in 2009, 2010 and 2011 by adding telephone numbers to the NPAC and implementing certain IP fields and functionality.
Paul Lalljie, NeuStar’s interim Chief Financial Officer, said, “For the first time in our history, we have a predictable, recurring revenue stream for our NPAC services, representing a majority of our consolidated results. Coupled with our strong balance sheet and cash flows, NeuStar is well positioned to deliver on its 2009 guidance and thrive during these current, tumultuous market conditions. In addition, as the industry moves into the IP world, NeuStar will be poised to seize growth opportunities as they present themselves.”

Business Outlook for 2009
The amendment announced today resets NeuStar’s business at a new level for 2009. From this new level, revenues from NPAC services will grow at a predictable and reliable 10% CAGR through 2014. Also, this amendment strengthens NeuStar’s prospects for incremental growth beyond the 10% CAGR of the fixed fee from offering new, innovative services that are essential to emerging IP services. In addition, NeuStar continues to develop revenue streams from services outside the NPAC, which in recent years, have produced revenue growth rates in excess of the total company’s growth rate. While current market conditions may constrain growth from these services in 2009, NeuStar’s position in each of its markets remains strong. Concurrently, the Company expects to manage costs to generate a strong EBITDA margin and high cash flows.
NeuStar provided the following guidance for 2009 results:
•	Full year revenue to range between $460 million and $490 million.

•	Full year EBITDA margin to exceed 40%.
In this press release and from time to time, NeuStar describes its EBITDA, EBITDA margin, and EBITDA per diluted share, which are not measures of financial performance under GAAP and have no standardized measurement prescribed by GAAP. Management believes that these measures will enhance investors’ understanding of the Company’s financial performance and the comparability of the Company’s operating results to prior periods, as well as against the performance of other companies. However, these non-GAAP financial measures may not be comparable with similar non-GAAP financial measures used by other companies and should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.
The Company will report its fourth quarter and full year operating results for 2008 on February 10, 2009, as previously announced.
Conference Call and Webcast to Discuss Contract Amendments
NeuStar also announced that it will hold a teleconference and webcast to discuss the contract amendments on Wednesday, January 28th, 2009, beginning at 5:30 p.m. (Eastern Time). Those wishing to participate in the teleconference should call (888) 206-4913 (international callers should dial +1-913-312-6683) a few minutes prior in order to register. A replay of the call will be available through 12:00 midnight on Wednesday, February 11, 2009 (Eastern Time) by dialing (888) 203-1112 (international callers should dial +1-719-457-0820 and entering replay PIN 4807483.
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About NeuStar, Inc.

NeuStar (NYSE: NSR) provides market-leading and innovative services that enable trusted communications across networks, applications, and enterprises around the world. Visit NeuStar online at www.NeuStar.biz.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release includes information that constitutes forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements about our expectations, beliefs and business results in the future. We have attempted, whenever possible, to identify these forward-looking statements using words such as “may,” “will,” “should,” “projects,” “estimates,” “expects,” “plans,” “intends,” “anticipates,” “believes” and variations of these words and similar expressions. Similarly, statements herein that describe our business strategy, prospects, opportunities, outlooks, objectives, plans, intentions or goals are also forward-looking statements. We cannot assure you that our expectations will be achieved or that any deviations will not be material. Forward-looking statements are subject to many assumptions, risks and uncertainties that may cause future results to differ materially from those anticipated. These potential risks and uncertainties include, among others, the uncertainty of future revenue and profitability and potential fluctuations in quarterly operating results due to such factors as disruptions to our clearinghouse operations, modifications to our material contracts, our ability to successfully integrate and support the operations of businesses we acquire, increasing competition, market acceptance of our existing services, our ability to successfully develop and market new services, the uncertainty of whether new services will achieve market acceptance or result in any revenue, and business, regulatory and statutory changes in the communications industry. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2007 and subsequent periodic and current reports. All forward-looking statements are based on information available to us on the date of this press release, and we undertake no obligation to update any of the forward-looking statements after the date of this press release.